[DESCRIPTION]       MATERIAL CONTRACTS

EX-10.54            Copy of Non-Incentive Stock Option
                    Agreement dated December 23, 1996,
                    between Registrant and Robert W. Morey,                Jr.*

          NON-INCENTIVE STOCK OPTION AGREEMENT

To:  ROBERT W. MOREY, JR.

     We are pleased to notify you that by the determination of the Compensation Committee (hereinafter called the "Committee") a non-incentive stock option to purchase 450,000 shares of the Common Stock of The WellCare Management Group, Inc. (herein called the "Company") at a price of $10.00 per share has this 23rd day of December, 1996 been granted to you under the Company's 1996 Non-Incentive Executive Stock Option Plan (herein called the "Plan").
This option and the Plan are subject to shareholder approval and, following such approval, this option may be exercised only upon the terms and conditions set forth below. All capitalized terms not herein defined shall have the meanings set forth in the Plan, unless the context requires a different meaning.

     1.   Purpose of Option.

     The purpose of this Plan is to acknowledge exceptional services to the Company by senior executives and to provide an added incentive for such senior executives to continue to provide such services and to promote the best interests of the Company.

     2.   Acceptance of Option Agreement.

     Your execution of this non-incentive stock option agreement will indicate your acceptance of and your willingness to be bound by its terms; it imposes no obligation upon you to purchase any of the shares purchasable hereunder. Your obligation to purchase shares will arise only upon your exercise of this option in the manner set forth in Section 3 hereof.

     3.   When Option May Be Exercised.

     If this option has not terminated, lapsed or expired pursuant to Section 6 hereof, this option may be exercised in its entirety prior to its expiration on December 22, 2001, but only upon the occurrence of any of the following:

     (a)  If the closing sale price of the Company's Common
     Stock (or the average of the closing bid and asked prices if closing sale prices are not reported) for thirty consecutive Trading Days (as defined below) is equal to or greater than $20.00 per share. The term "Trading Day" shall mean a day on which the principal national securities exchange (or The Nasdaq National Market) on which the Common Stock is listed or admitted to trading is open for the transaction of business;

     (b) A Change of Control (as defined below) of the Company, if (i) on the date of such Change of Control the Fair Market Value of the Company's Common Stock is equal to or greater than $17.50 per share or (ii) shares of Common Stock are purchased at a price equal to or greater than $17.50 per share in the transaction implementing such Change of Control. If neither (i) nor (ii) above occurs upon a Change of Control of the Company, this option shall immediately terminate, lapse and expire. For purposes of this Section 3, a "Change In Control" shall mean (x) the sale or other disposition to a person, entity or group (as such term is defined in Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of 50% or more of the Company's consolidated assets or (y) the acquisition of 50% or more of the outstanding shares of Common Stock by a person or group (as such term is defined in Rule 13d-5 under the Exchange Act);

     (c) Your death or Disability. The term "Disability" shall have the meaning set forth in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"); or

     (d) The thirty day period commencing November 23, 2001 and ending December 22, 2001.

     4.   How Option May Be Exercised.

     This option is exercisable by a written notice signed by you and delivered to the Company at its executive offices signifying your election to exercise this option. The notice must state the number of shares of Common Stock being purchased, must contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a registration statement covering the shares purchasable has been declared effective by the Securities and Exchange Commission) and must be accompanied by payment as set forth in Section 5 hereof for the full purchase price of the shares being purchased, plus such amount, if any, as is required for withholding taxes. Notwithstanding anything herein to the contrary, this option may not be exercised for less than fifty thousand shares at any one time (or the remaining shares then purchasable if less than fifty thousand).

     If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this option.

     Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Exchange Act, The Nasdaq National Market or any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares thereon. Further, in the event a registration statement relating to the shares of Common Stock purchasable upon exercise of this option has been declared effective by the Securities and Exchange Commission, you agree by accepting this option to refrain from selling or offering to sell any of the shares of Common Stock purchasable hereunder for such reasonable period of time after the effective date of a registration statement relating to an underwritten offering of securities of the Company as may be requested by the managing underwriter of such underwritten offering and approved by the Company's Board of Directors.

     Until the issuance of the certificate for such shares, you or such other person as may be entitled to exercise this option, shall have none of the rights of a shareholder with respect to the shares purchasable upon exercise of this option.

     5.   Payment of Options.

     Payment for the shares of Common Stock may be made (i) in cash or by check payable to the order of the Company, (ii) by surrender of shares of Common Stock having a Fair Market Value equal to the exercise price of this option; or (iii) by any combination of the foregoing where approved by the Committee in its sole discretion; provided, however, in the event of payment for the shares of Common Stock by method (ii) above, the shares of Common Stock so surrendered, if originally issued to you upon exercise of an option granted by the Company, must have been held by you for more than six months.

     6.   Term and Termination of Options.

     This option expires on December 22, 2001 at 5 p.m., New York time, whether or not it has been duly exercised.

     Notwithstanding anything herein to the contrary, this option shall immediately terminate, lapse and expire upon the occurrence of any of the following: (i) your refusal, prior to December 31, 1999, to act at the Company's request as Chief Executive Officer of the Company; (ii) your refusal, prior to December 31, 2001, to act at the Company's request as a director of the Company; (iii) your removal as Chief Executive Officer by the Company With Cause (as defined below) or (iv) your removal as a director by the Company "for cause" pursuant to the procedures set forth in the Company's charter. For purposes of this Section 6, the term "With Cause" shall mean (a) your willful failure to perform your reasonable responsibilities and duties attendant to your position with the Company or (b) your indictment for any felony.

     If you cease being either Chief Executive Officer or a director of the Company other than by reason of (i) through (iv) above, including without limitation by reason of your death or Disability, this option shall continue in full force and effect until its expiration on December 22, 2001.

     7.   Subject to Terms of the Plan.

     This non-incentive stock option agreement shall be subject in all respects to the terms and conditions of the Plan. In the event of any question or controversy relating to the terms of the Plan, the decision of the Committee shall be conclusive.

     8.   Tax Status.

     This option does not qualify as an "incentive stock option" under the provisions of Section 422 of the Code and the income tax implications of your receipt of a non-incentive stock option and your exercise of such an option should be discussed with your tax counsel.

Sincerely yours,

THE WELLCARE MANAGEMENT GROUP, INC.
By: /s/ Marystephanie Corsones
Name:  Marystephanie Corsones
Title: Vice President and
Chief Financial Officer

AGREED TO AND ACCEPTED:

/s/ Robert W. Morey, Jr.
Signature of Optionholder

          NON-INCENTIVE STOCK OPTION AGREEMENT

To:  ROBERT W. MOREY, JR.

     We are pleased to notify you that by the determination of the Compensation Committee (hereinafter called the "Committee") a non-incentive stock option to purchase 150,000 shares of the Common Stock of The WellCare Management Group, Inc. (herein called the "Company") at a price of $15.00 per share has this 23rd day of December, 1996 been granted to you under the Company's 1996 Non-Incentive Executive Stock Option Plan (herein called the "Plan").
This option and the Plan are subject to shareholder approval and, following such approval, this option may be exercised only upon the terms and conditions set forth below. All capitalized terms not herein defined shall have the meanings set forth in the Plan, unless the context requires a different meaning.

     1.   Purpose of Option.

     The purpose of this Plan is to acknowledge exceptional services to the Company by senior executives and to provide an added incentive for such senior executives to continue to provide such services and to promote the best interests of the Company.

     2.   Acceptance of Option Agreement.

     Your execution of this non-incentive stock option agreement will indicate your acceptance of and your willingness to be bound by its terms; it imposes no obligation upon you to purchase any of the shares purchasable hereunder. Your obligation to purchase shares will arise only upon your exercise of this option in the manner set forth in Section 3 hereof.

     3.   When Option May Be Exercised.

     If this option has not terminated, lapsed or expired pursuant to Section 6 hereof, this option may be exercised in its entirety prior to its expiration on December 22, 2001, but only upon the occurrence of any of the following:

     (a)  If the closing sale price of the Company's Common
     Stock (or the average of the closing bid and asked prices if closing sale prices are not reported) for thirty consecutive Trading Days (as defined below) is equal to or greater than $25.00 per share. The term "Trading Day" shall mean a day on which the principal national securities exchange (or The Nasdaq National Market) on which the Common Stock is listed or admitted to trading is open for the transaction of business;

     (b) A Change of Control (as defined below) of the Company, if (i) on the date of such Change of Control the Fair Market Value of the Company's Common Stock is equal to or greater than $22.50 per share or (ii) shares of Common Stock are purchased at a price equal to or greater than $22.50 per share in the transaction implementing such Change of Control. If neither (i) nor (ii) above occurs upon a Change of Control of the Company, this option shall immediately terminate, lapse and expire. For purposes of this Section 3, a "Change In Control" shall mean (x) the sale or other disposition to a person, entity or group (as such term is defined in Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of 50% or more of the Company's consolidated assets or (y) the acquisition of 50% or more of the outstanding shares of Common Stock by a person or group (as such term is defined in Rule 13d-5 under the Exchange Act);

     (c) Your death or Disability. The term "Disability" shall have the meaning set forth in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"); or

     (d) The thirty day period commencing November 23, 2001 and ending December 22, 2001.

     4.   How Option May Be Exercised.

     This option is exercisable by a written notice signed by you and delivered to the Company at its executive offices signifying your election to exercise this option. The notice must state the number of shares of Common Stock being purchased, must contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a registration statement covering the shares purchasable has been declared effective by the Securities and Exchange Commission) and must be accompanied by payment as set forth in Section 5 hereof for the full purchase price of the shares being purchased, plus such amount, if any, as is required for withholding taxes. Notwithstanding anything herein to the contrary, this option may not be exercised for less than fifty thousand shares at any one time (or the remaining shares then purchasable if less than fifty thousand).

     If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this option.

     Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Exchange Act, The Nasdaq National Market or any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares thereon. Further, in the event a registration statement relating to the shares of Common Stock purchasable upon exercise of this option has been declared effective by the Securities and Exchange Commission, you agree by accepting this option to refrain from selling or offering to sell any of the shares of Common Stock purchasable hereunder for such reasonable period of time after the effective date of a registration statement relating to an underwritten offering of securities of the Company as may be requested by the managing underwriter of such underwritten offering and approved by the Company's Board of Directors.

     Until the issuance of the certificate for such shares, you or such other person as may be entitled to exercise this option, shall have none of the rights of a shareholder with respect to the shares purchasable upon exercise of this option.

     5.   Payment of Options.

     Payment for the shares of Common Stock may be made (i) in cash or by check payable to the order of the Company, (ii) by surrender of shares of Common Stock having a Fair Market Value equal to the exercise price of this option; or (iii) by any combination of the foregoing where approved by the Committee in its sole discretion; provided, however, in the event of payment for the shares of Common Stock by method (ii) above, the shares of Common Stock so surrendered, if originally issued to you upon exercise of an option granted by the Company, must have been held by you for more than six months.

     6.   Term and Termination of Options.

     This option expires on December 22, 2001 at 5 p.m., New York time, whether or not it has been duly exercised.

     Notwithstanding anything herein to the contrary, this option shall immediately terminate, lapse and expire upon the occurrence of any of the following: (i) your refusal, prior to December 31, 1999, to act at the Company's request as Chief Executive Officer of the Company; (ii) your refusal, prior to December 31, 2001, to act at the Company's request as a director of the Company; (iii) your removal as Chief Executive Officer by the Company With Cause (as defined below) or (iv) your removal as a director by the Company "for cause" pursuant to the procedures set forth in the Company's charter. For purposes of this Section 6, the term "With Cause" shall mean (a) your willful failure to perform your reasonable responsibilities and duties attendant to your position with the Company or (b) your indictment for any felony.

     If you cease being either Chief Executive Officer or a director of the Company other than by reason of (i) through (iv) above, including without limitation by reason of your death or Disability, this option shall continue in full force and effect until its expiration on December 22, 2001.

     7.   Subject to Terms of the Plan.

     This non-incentive stock option agreement shall be subject in all respects to the terms and conditions of the Plan. In the event of any question or controversy relating to the terms of the Plan, the decision of the Committee shall be conclusive.

     8.   Tax Status.

     This option does not qualify as an "incentive stock option" under the provisions of Section 422 of the Code and the income tax implications of your receipt of a non-incentive stock option and your exercise of such an option should be discussed with your tax counsel.

Sincerely yours,

THE WELLCARE MANAGEMENT GROUP, INC.

By: /s/ Marystephanie Corsones
Name:  Marystephanie Corsones
Title: Vice President and
      Chief Financial Officer

AGREED TO AND ACCEPTED:

/s/ Robert W. Morey, Jr.
Signature of Optionholder